                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby acknowledge and agree that the Statements on Schedule 13D (the "Statements") with respect to the common stock, par value $.01 per share, of Rexall Sundown, Inc., to which this Agreement is attached as Exhibit 1, were filed on behalf of each of the undersigned and that all subsequent amendments to such Statements shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it or him contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he or it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 10 day of May, 2000.

                            KONINKLIJKE NUMICO N.V.

                            By:  /s/ Johannes C.T. van der Wielen
                                 -----------------------------------------------
                                 Name:  Johannes C.T. van der Wielen
                                 Title:  President and Chief Executive Officer


                            NUTRICIA INVESTMENT CORP.

                            By:  /s/ Julitte van der Ven
                                 -----------------------------------------------
                                 Name:  Julitte van der Ven
                                 Title:  President


                            NUTRICIA FLORIDA, L.P.

                            By:  Nutricia Florida, Inc., its general partner


                            By:  /s/ Julitte van der Ven
                                 -----------------------------------------------
                                 Name:  Julitte van der Ven
                                 Title:  President


                            NUTRICIA FLORIDA, INC.

                            By:  /s/ Julitte van der Ven
                                 -----------------------------------------------
                                 Name:  Julitte van der Ven
                                 Title:  President


                            NUTRICIA INTERNATIONAL B.V.

                            By:  /s/ Johannes C.T. van der Wielen
                                 -----------------------------------------------
                                 Name:  Johannes C.T. van der Wielen
                                 Title:  President and Chief Executive Officer

                            CDD PARTNERS, LTD.

                            By: CDD Management, Inc. General Partner

                            /s/ Carl DeSantis
                            ----------------------------------------------
                               Carl DeSantis, President

                            TRIPLE D INVESMENTS, L.L.C.

                            /s/ Damon DeSantis
                            ----------------------------------------------
                               Damon DeSantis, as trustee of the Sylvia
                               DeSantis Irrevocable Life Insurance Trust,
                               a Member

                            /s/ Dean DeSantis
                            ----------------------------------------------
                               Dean DeSantis, as trustee of the Sylvia
                               DeSantis Irrevocable Life Insurance Trust,
                               a Member

                            /s/ Deborah DeSantis
                            ----------------------------------------------
                               Deborah DeSantis, as trustee of the Sylvia
                               DeSantis Irrevocable Life Insurance Trust,
                               a Member

                            SYLVIA DESANTIS REVOCABLE TRUST

                            /s/ Sylvia DeSantis
                            ----------------------------------------------
                                     Sylvia DeSantis, Trustee

                            SYLVIA DESANTIS IRREVOCABLE
                            LIFE INSURANCE TRUST

                            /s/ Damon DeSantis
                            ----------------------------------------------
                                     Damon DeSantis, Trustee

                            /s/ Dean DeSantis
                            ----------------------------------------------
                                     Dean DeSantis, Trustee

                            /s/ Deborah DeSantis
                            ----------------------------------------------
                                     Deborah DeSantis, Trustee

                            INDIVIDUAL SHAREHOLDERS

                            /s/ Carl DeSantis
                            ----------------------------------------------
                                     Carl DeSantis

                            /s/ Damon DeSantis
                            ----------------------------------------------
                                     Damon DeSantis

                            /s/ Cynthia DeSantis
                            ----------------------------------------------
                                     Cynthia DeSantis, as Custodian

                            /s/ Dean DeSantis
                            ----------------------------------------------
                                     Dean DeSantis

                            /s/ Laura DeSantis
                            ----------------------------------------------
                                     Laura DeSantis

                            /s/ Deborah DeSantis
                            ----------------------------------------------
                                     Deborah DeSantis

                            /s/ Geary Cotton
                            ----------------------------------------------
                                     Geary Cotton

                            /s/ Patricia Cotton
                            ----------------------------------------------
                                     Patricia Cotton

                            /s/ Stephen Frabitore
                            ----------------------------------------------
                                     Stephen Frabitore

                            /s/ Richard Goudis
                            ----------------------------------------------
                                     Richard Goudis

                            /s/ Gerald Holly
                            ----------------------------------------------
                                     Gerald Holly

                            /s/ Christian Nast
                            ----------------------------------------------
                                     Christian Nast

                            /s/ Nickolas Palin
                            ----------------------------------------------
                                     Nickolas Palin

                            /s/ David Schofield
                            ----------------------------------------------
                                     David Schofield

                            /s/ Richard Werber
                            ----------------------------------------------
                                     Richard Werber